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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 11, 1997, except as to Notes 1, 9, 11 and 14, the date of which is January 26, 1998, and as to
Note 13, the date of which is April 2, 1998, of Extended Systems Incorporated, which is incorporated in this Registration Statement on Form S-8.



/s/ COOPERS & LYBRAND L.L.P.
Boise, Idaho
April 6, 1998